As filed with the Securities and Exchange Commission on April 5, 2013
1933 Act File No. 333-
1940 Act File No. 811-22821

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒ PRE-EFFECTIVE AMENDMENT NO. POST-EFFECTIVE AMENDMENT NO.
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒ AMENDMENT NO. (Check appropriate box or boxes)

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Trayne S. Wheeler, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$136.40
(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	April 5, 2013

(EATON VANCE LOGO)	Shares

Eaton Vance Floating-Rate Income Plus Fund
Common Shares

Investment Objectives.  Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Strategy. The Fund will seek to achieve its investment objectives primarily by investing in senior, secured floating-rate loans (“Senior Loans”). Floating-rate loans are loans in which the interest rate paid fluctuates based on a reference rate. The Fund may invest up to 20% of its total assets in debt obligations other than Senior Loans, common and preferred stocks, and other investments as described below.

Investment Adviser.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of December 31, 2012, Eaton Vance and its affiliates managed approximately $238.4 billion of assets, including approximately $[26] billion in floating-rate loan assets. (continued on inside cover page)

Because the Fund is newly organized, the Common Shares have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Fund’s Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s Common Shares involves certain risks, including that the Fund will invest substantial portions of its assets in below investment-grade instruments with speculative characteristics. See “Investment objectives, policies and risks” beginning on page      of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales 1oad(1)	Proceeds to Fund(2)
Per share	$20.00	$0.90	$19.10
Total
Total assuming full exercise of the over-allotment option
(see notes on inside front cover page)

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about    , 2013

______________________________________________________________________________________
(notes continued from previous page)

(1)           [Eaton Vance (not the Fund) will pay from its own assets structuring fees to [___], [____], [____] and [____].  The total compensation received by the Underwriters will not exceed [_]% of the aggregate initial offering price of the Common Shares offered hereby.  See “Underwriting.”]
(2)           In addition to the sales load, the Fund will pay offering costs of up to $0.04 per share, estimated to total approximately $[____]  , which will reduce the “Proceeds to the Fund” (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales loads) exceed $0.04 per share, estimated to total approximately $             (or approximately $   per share). Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Fund.

 (continued from previous page)
Portfolio contents.  The Fund will pursue its objectives primarily by investing in Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its total assets in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions, including foreign Borrowers. Senior Loans pay interest at rates that are reset periodically on the basis of a floating base lending rate plus a premium. Senior Loans in which the Fund invests typically are of below investment-grade quality and have below investment-grade credit ratings, which ratings are associated with investments having high risk and speculative characteristics. Because of the protective features of Senior Loans (being both senior in a Borrower’s capital structure and secured by specific collateral), the Adviser believes, based on its experience, that Senior Loans tend to have more favorable loss recovery rates than below-investment-grade obligations which are subordinated and unsecured.

The Fund may invest up to 20% of its total assets in (i) loan interests and participations which have (a) a second lien on collateral, (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) investment- and non-investment-grade corporate debt securities and convertible bonds; (iii) U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; (iv) mortgage-related and other asset-backed securities; (v) municipal securities; (vi) other indexed-, fixed-, variable- and floating-rate income-producing obligations of U.S. and foreign issuers, including emerging market issuers; (vii) dividend-paying common and preferred stocks of domestic and foreign issuers (except common stock received in a bankruptcy proceeding or from a convertible security need not be dividend-paying); and (viii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt obligations, including Senior Loans, rated CCC or lower by Standard & Poor’s Financial Services LLC (“S&P”) and Fitch Ratings (“Fitch”) or unrated by S&P and Fitch. For purposes of rating restrictions, if investments are rated differently by rating agencies, the higher rating is used.

Leverage. The Fund expects to use financial leverage through the issuance of Variable Rate Term Preferred Shares (“VRTP Shares”) and through borrowings, including through a multi-asset conduit commercial paper program or credit program.  The Fund anticipates that the leverage initially obtained will represent approximately __% of the Fund’s total managed assets (including the amounts of leverage obtained through the use of such instruments). The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate __% initial level noted above) based on Eaton Vance’s assessment of market conditions and other factors.  The Fund currently intends to issue VRTP Shares shortly after completion of this offering, subject to market conditions and to the Fund’s receipt of an anticipated __ credit rating from Fitch and an ___ credit rating from Moody’s on such VRTP shares. In addition, the Fund expects to enter into a revolving credit and security agreement (the “Agreement”) with conduit lenders and a bank through which the borrowings initially obtained will represent approximately__% of the Fund’s total managed assets. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.

The Adviser anticipates that the use of leverage (from the issuance of VRTP Shares and any borrowings) will result in higher income to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. The fee paid to Eaton Vance will be calculated on the basis of the Fund’s total managed assets, including proceeds from the issuance of VRTP Shares and borrowings, so the fees will be higher when leverage is utilized.

See “Investment objectives, policies and risks—Use of leverage and related risks” at page [_], “Investment objectives, policies and risks—Additional risk considerations” at page [_] and “Description of capital structure” at page [_].

Exchange Listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the ticker symbol “[  ].”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated   , 2013, has been filed with the SEC.  The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Fund can be obtained without charge by calling 1-800-262-1122, by writing to the Fund at the address below or from the Fund’s website (http://www.eatonvance.com).  A table of contents to the Statement of Additional Information is located at page [_] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in the prospectus may purchase up to     additional Common Shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify Common Shareholders promptly of any material change to this prospectus during the period the Fund is required to deliver the prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice.  You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Until      , 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus dated [___], 2013

TABLE OF CONTENTS

Prospectus summary
Summary of Fund expenses
Financial highlights and investment performance
The Fund
Use of proceeds
Portfolio composition
Investment objectives, policies and risks
Management of the Fund
Distributions
Federal income tax matters
Dividend reinvestment plan
Description of capital structure
Custodian and Transfer Agent
Legal matters
Reports to Shareholders
Independent registered public accounting firm
Additional information
Table of contents for the Statement of Additional Information
The Fund's privacy policy

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and in the Statement of Additional Information.

THE FUND

Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund offers investors the opportunity to receive a high level of current income from a professionally managed portfolio investing primarily in senior, secured floating-rate loans (“Senior Loans”), which are normally accessible only to financial institutions and large corporate and institutional investors, and are not widely available for direct investment by individual investors. Investments are based on Eaton Vance Management's (“Eaton Vance” or the “Adviser”) internal research and ongoing credit analysis, which is generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund is offering ommon shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by [   ], [  ] , [  ] , and  [  ]. The Underwriters have been granted an option by the Fund to purchase up to [  ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.04 per Share.  Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Fund will pursue its objectives primarily by investing in Senior Loans.  Floating-rate loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. Senior Loans pay interest at rates which are reset periodically by reference to a base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing, and internal growth and for other corporate purposes of Borrowers.

Under normal market conditions, the Fund will invest at least 80% of its total assets in Senior Loans of domestic and foreign Borrowers that are denominated in U.S. dollars and foreign currencies. The Fund may invest up to 20% of its total assets in (i) loan interests and participations which have (a) a second lien on collateral, (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) investment- and non-investment-grade corporate debt securities and convertible bonds; (iii) U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; (iv) mortgage-related and other asset-backed securities; (v) municipal securities; (vi) other indexed-, fixed-, variable- and floating-rate income-producing obligations of U.S. and foreign issuers, including emerging market issuers; (vii) dividend-paying common and preferred stocks of domestic and foreign issuers (except common stock received in a bankruptcy proceeding or from a convertible security need not be dividend-paying); and (viii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt obligations, including Senior Loans, rated CCC or lower by Standard & Poor’s Financial Services LLC (“S&P”) and Fitch Ratings (“Fitch”) or  unrated by S&P and Fitch. For purposes of rating restrictions, if investments are rated differently by rating agencies, the higher rating is used.

Below-investment-grade quality debt obligations (“Non-Investment-Grade Bonds”), commonly referred to as “junk bonds” are bonds that are rated below investment-grade by each of the national rating agencies who cover the security, or, if unrated, are determined to be of comparable quality by the Adviser. S&P and Fitch consider debt obligations rated below BBB- to be below investment-grade and Moody’s Investors Service, Inc. (“Moody’s”) considers those rated below Baa3 to be below investment-grade.

The Fund’s credit quality policies apply only at the time an investment is purchased, and the Fund is not required to dispose of an investment in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Investments rated in the lowest investment-grade rating (BBB- or Baa3) may have certain speculative characteristics. Below investment-grade quality investments are considered to be predominantly speculative because of the credit risk of the issuers. See “Investment objectives, policies and risks—Risk considerations—Non-Investment-Grade Bond risk.”

Investing in Senior Loans involves investment risk.  Some Borrowers default on their Senior Loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of Borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See “Investment objectives, policies and risks.”

[Scott H. Page], [Craig P. Russ], and [Kathleen C. Gaffney] are the portfolio managers of the Fund.  Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Russ has been an Eaton Vance portfolio manager since 2001 and is a Vice President of Eaton Vance. He is Director of Credit Analysis in the Bank Loan Investment Group.  Ms. Gaffney has been an Eaton Vance portfolio manager since 2012 and is a Vice President of Eaton Vance and BMR. She is Co-Director of Investment Grade Fixed Income Group.

The Fund’s investments are actively managed, and investments may be bought or sold on a daily basis.  The Adviser’s staff monitors the credit quality and price of Senior Loans and other investments held by the Fund, as well as other investments that are available to the Fund. The Fund may invest in individual Senior Loans and other investments of any credit quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of particular Senior Loans or other investments, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in Senior Loans and other investments prices or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, options on futures contracts, and exchange-traded and over-the-counter options on securities or indices, and interest rate, total return and credit default swaps. Guidelines of any rating organization that rates any preferred shares issued by the Fund, including VRTP Shares (as defined below), may limit the Fund’s ability to engage in such transactions. Subject to the Fund’s policy of investing at least 80% of its total assets in Senior Loans and subject to the thresholds on the use of futures contracts and related options imposed by Regulation 4.5 of the Commodity Futures Trading Commission, the Fund may invest, without limitation, in the foregoing derivative instruments for the purposes stated herein.  The Fund will limit its total economic leverage from the use of derivatives for investment purposes, VRTP Shares and borrowings to 50% of its total assets.

LISTING

The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the symbol “[   ]”.

LEVERAGE

The Fund expects to use financial leverage through the issuance of Variable Rate Term Preferred Shares (“VRTP Shares”) and through borrowings, including through a multi-asset conduit commercial paper program or credit program. The Fund anticipates that the leverage initially obtained will represent approximately __% of the Fund’s total managed assets (including the amounts of leverage obtained through the use of such instruments). The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate __% initial level noted above) based on Eaton Vance’s assessment of market conditions and other factors.  The Fund currently intends to issue VRTP Shares shortly after completion of this offering, subject to market conditions and to the Fund’s receipt of an anticipated __ credit rating from Fitch and an ___ credit rating from Moody’s on such VRTP shares. In addition, the Fund expects to enter into a revolving credit and security agreement (the “Agreement”) with conduit lenders and a bank through which the borrowings initially obtained will represent approximately __% of the Fund’s total managed assets. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.  The Fund expects that borrowings under the Agreement will be secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund expects to pay a monthly program fee and a monthly liquidity fee on the borrowing limit.  The Adviser anticipates that the use of leverage (from such issuance of VRTP Shares and any borrowings) may result in higher income to holders of Common Shares (“Common Shareholders”) over time.  Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks.  There can be no assurance that a leveraging strategy will be successful.

The costs of the financial leverage program (from any issuance of preferred shares and any borrowings) are borne by Common Shareholders and consequently result in a reduction of the net asset value (“NAV”) of Common Shares.  During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including proceeds from the issuance of preferred shares and borrowings. “Total managed assets” of the Fund shall mean total assets of the Fund (including assets acquired with financial leverage), less accrued liabilities other than liabilities attributable to investment leverage including (i) borrowing through a credit facility or the issuance of debt, (ii) mortgage backed securities forward purchases, (iii) securities lending collateral that has been reinvested in accordance with the Fund's investment objectives and policies, (iv) the issuance of preferred stock or similar preference securities and/or (v) any other means, all as determined in accordance with generally accepted accounting principles. See “Investment objectives, policies and risks—Use of leverage and related risks” and “Management of the Fund—The Adviser.”

Financial leverage may also be achieved through the purchase of certain derivative instruments.  The Fund’s use of derivative instruments exposes the Fund to special risks.  The Fund will limit its total economic leverage from the use of derivatives for investment purposes, VRTP Shares and borrowings to 50% of its total assets.

See “Investment objectives, policies and risks—Additional investment practices” and “Investment objectives, policies and risks—Additional risk considerations.”

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator. As of December 31, 2012, Eaton Vance and its affiliates managed approximately $238.4 billion of assets, including approximately $[26] billion in floating-rate loan assets.  See "Management of the Fund."

DISTRIBUTIONS

The Fund intends to make monthly distributions of net investment income. The Fund intends to distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately 45 days and are expected to be paid approximately 60 days after the completion of this offering.  Distributions to preferred shareholders will be recorded daily and are payable at the end of each dividend period.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend reinvestment plan."

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the "Plan"). Under the Plan, a Common Shareholder may elect to have all dividend and capital gain distributions automatically reinvested in additional Common Shares either purchased in the open market, or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by American Stock Transfer & Trust Company, as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend reinvestment plan."

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their net asset value.  In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund's Board of Trustees (the "Board"), in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at NAV. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the Fund’s preferred shares could make a conversion to open-end form more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See "Description of capital structure."

SPECIAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

No prior history

The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the investments owned by the Fund, which will generally trade in the over-the-counter markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market discount risk

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities.  The trading price of the Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Interest rate risk

Generally, the prices of fixed-rate instruments held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Fund can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage.

Income risk

The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund’s investment in Senior Loans, which pay floating-rates of interest.

Credit risk

Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel and incur additional costs.

Liquidity risk

The Fund may invest up to 20% of its total assets in loans and other investments for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to dispose readily of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Fund will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s net asset value. The Fund has no limitation on the amount of its assets which may be in investments that not readily marketable or are subject to restrictions on resale.

Prepayment and reinvestment risk

During periods of declining interest rates or at other times, Borrowers may exercise their option to prepay principal earlier than scheduled. For debt instruments, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding investments. This is known as call or prepayment risk. Non-Investment-Grade Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a Non-Investment-Grade Bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.  Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

Issuer risk

The value of loans and other income-producing investments held by the Fund may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Senior Loans risk

The risks associated with Senior Loans are similar to the risks of Non-Investment-Grade Bonds (discussed below), although Senior Loans are typically senior and secured in contrast to Non-Investment-Grade Bonds, which are often subordinated and unsecured. Senior Loans' higher standing in the loan structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring.  In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than Non-Investment-Grade Bonds, which are typically fixed-rate. The Fund's investments in Senior Loans are typically below investment-grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Any such actions by a court could negatively affect the Fund’s performance.  The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider and may rely on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment-grade by a rating agency.

Second lien loans risk

Second lien loans are subject to the same risks associated with investment in Senior Loans and Non-Investment-Grade Bonds. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. Second lien loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Loan participations risk

The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Other secured loans risks

Secured loans other than Senior Loans and second lien loans are subject to the same risks associated with investment in Senior Loans, second lien loans and Non-Investment-Grade Bonds. However, such loans may rank lower in right of payment than any outstanding Senior Loans and second lien loans of the Borrower and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the Borrower. Lower ranking secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

Unsecured loans risk

Unsecured loans are subject to the same risks associated with investment in Senior Loans, second lien loans, other secured loans and Non-Investment-Grade Bonds. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the Borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the Borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Non-Investment-Grade Bond risk

The Fund’s investments in Non-Investment-Grade Bonds, commonly referred to as “junk bonds,” are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment-Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated investments. Issuers of Non-Investment-Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated investments. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Distressed obligations risk

Distressed obligations are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed obligations and may incur costs to protect its investment. In addition, distressed obligations involve the substantial risk that principal will not be repaid. These investments may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such investments and the spread between their bid and asked prices may be greater than expected.

Private debt investments risk

The Fund may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment-grade quality, frequently are unrated and present many of the same risks as investing in non-investment-grade loans and Non-Investment-Grade Bonds. Investing in companies that do not publicly report financial and other material information results in a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning creditworthiness and other investment considerations.

Mortgage-related and other asset-backed securities risk

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. Mortgage-backed securities (“MBS”) represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS (often referred to as extension risk), which increases the risk of depreciation due to future increases in market interest rates.

Mortgage market/subprime risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses.

Foreign investment risk

Investing in issues of companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and investments in some foreign companies are less liquid and more volatile than investments in comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect prices of Fund investments held, impair the Fund’s ability to purchase or sell foreign instruments, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations.  In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country.

Emerging markets risks

The risks described under “Foreign Investments Risks” herein generally are heightened in connection with investments in emerging markets.  Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation or high rates of inflation; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Foreign currency risk

The Fund's Common Shares are priced in U.S. dollars and the Fund's distributions are paid in U.S. dollars. To the extent the Fund's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions.

Real estate risk

To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates and result in the Fund’s payment of REIT expenses in addition to its own expenses.

U.S. Government securities risk

The Fund may invest in debt obligations issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise.

Equity securities risk

The Fund may invest in the equity securities of domestic and foreign issuers, including the common stock and preferred stock of such issuers.  Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call.

Capitalization risk

The general risks associated with debt instruments or equity securities are particularly pronounced for investments in companies with small market capitalizations. Small capitalization companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Investments in smaller companies may trade less frequently and in lesser volume than more widely held instruments, their values may fluctuate more sharply than other instruments, and they may have limited liquidity.

Other investment companies risk

The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including other closed-end funds. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees, in addition to the direct expenses of the Fund’s own operations.

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain Fund investments may not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Fund’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Eaton Vance.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, future legislation or regulation could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws, which may cause the Fund to experience delays in collecting principal and interest to which it is entitled, and obtain only a limited recovery. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such investments, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.  Current economic conditions may increase these risks.

Derivatives risk

The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in prices of Senior Loans and other investments or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund.  The loss on derivative instruments (other than purchased options) may substantially exceed amounts invested in these instruments. Derivative transactions in which the Fund may engage (such as futures contracts and options thereon, and swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in investment prices and interest rates, and imperfect correlations between the Fund's investments holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund's performance. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance.

Counterparty risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s other investments supported by another party’s credit will affect the value of those instruments. By using derivatives or other instruments that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience future financial hardship. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances.

Inflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to Common Shareholders. This risk is mitigated to some degree by the Fund's investments in Senior Loans.

Inflation-indexed security risk

Inflation-indexed bonds are fixed-income obligations the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

Leverage risk

As discussed above, the Fund expects to use financial leverage through the issuance of VRTP Shares and through borrowings, including through a multi-asset conduit commercial paper program or credit program.  The Fund anticipates that the leverage initially obtained will represent approximately __% of the Fund’s total managed assets (including the amounts of leverage obtained through the use of such instruments). The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate __% initial level noted above) based on Eaton Vance’s assessment of market conditions and other factors.  The Fund currently intends to issue VRTP Shares shortly after completion of this offering, subject to market conditions and to the Fund’s receipt of an anticipated __ credit rating from Fitch and an ___ credit rating from Moody’s on such VRTP shares.  In addition, the Fund expects to enter into an Agreement with conduit lenders and a bank through which the borrowings initially obtained will represent approximately __% of the Fund’s total managed assets. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.

The Adviser anticipates that the use of leverage (from the issuance of VRTP Shares and borrowings) may result in higher income to Common Shareholders over time.  Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in dividend rates on VRTP Shares and costs of borrowings may affect the return to Common Shareholders.  To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used.  Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used.  In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate.  While the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution.  There can be no assurance that a leveraging strategy will be successful.

In addition, under current federal income tax law, the Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of VRTP Shares.  The terms of the Fund’s preferred shares require the Fund to pay to any holders of such preferred shares additional dividends intended to compensate such holders for taxes payable on any capital gains or other taxable income allocated to such or preferred shares.  Any such additional dividends will reduce the amount available for distribution to Common Shareholders.  As discussed under “Management of the Fund,” the fee paid to Eaton Vance is calculated on the basis of the Fund’s total managed assets, including proceeds from the issuance of preferred shares and borrowings, so the fees will be higher when leverage is utilized.  In this regard, holders of VRTP Shares do not bear the investment advisory fee.  Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

The VRTP Shares will be rated by Fitch and Moody’s. The Fund will be subject to investment restrictions of the Rating Agencies as a result.  Any bank lender in connection with a credit facility or commercial paper program may also impose specific restrictions as a condition to borrowing. Such restrictions imposed by a Rating Agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”).  These covenants or guidelines are not expected to impede Eaton Vance in managing the Fund’s portfolio in accordance with its investment objectives and policies.  See “Description of capital structure—Preferred shares.”

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks.  The Fund will limit its total economic leverage from the use of derivatives for investment purposes, VRTP Shares and borrowings to 50% of its total assets.

See “Investment objectives, policies and risks—Additional investment practices” and “Investment objectives, policies, and risks—Additional risk considerations.”

Management risk

The Fund is subject to management risk because it is actively managed. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies that achieve the Fund’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Risk of regulatory changes

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund.  For example, some legislative and regulatory proposals, such as those in the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity.

Regulatory risk – Commodity Pool Operator

The Adviser intends to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as Amended (the “CEA”) pursuant to Regulation 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (“CFTC”) with respect to the Fund. While the Adviser is registered with the CFTC as a “commodity pool operator”, by claiming the exclusion the Adviser may not be subject to regulation as a “commodity pool operator” under the CEA with respect to its service as investment adviser to the Fund. The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The on-going compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser could be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion.

Market disruption

Global instability, war, geopolitical tensions and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide.  The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares. In particular, Non-Investment-Grade Bonds and Senior Loans tend to be more volatile than higher rated fixed income investments so that these events and any actions resulting from them may have a greater impact on the prices and volatility on Non-Investment-Grade Bonds and Senior Loans than on higher rated investments.

Anti-takeover provisions

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Certain provisions of the Declaration of Trust—Anti-takeover provisions in the Declaration of Trust."

Summary of Fund expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a holder of Common Shares (“Common Shareholder”), would bear directly or indirectly. The table reflects the issuance of preferred shares in an amount equal to [_]% of the Fund’s total assets and borrowings in an amount equal to [_]% of the Fund’s total assets (including the proceeds of all such leverage) and shows Fund expenses as a percentage of net assets attributable to Common Shares (1).

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Fund	0.20%(1)(2)
Dividend reinvestment plan fees	None(3)

Percentage of net assets ttributable to common shares (assuming the issuance of preferred shares and borrowings)(4)

Annual expenses Management fee	[_]	% (5)
Interest Payments on Borrowed Funds	[_]	% (6)
Other expenses	[_]	% (7)

Total annual expenses	[_]	%
Dividends on preferred shares	[_]	% (6)(7)
Total annual Fund operating expenses and dividends on preferred shares	[_]	%
__________

(1)	Eaton Vance has agreed to pay all organizational costs and offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).
(2)
[Eaton Vance (not the Fund) has agreed to pay a marketing and structuring fee to [  ]. Eaton Vance (not the Fund) also may pay certain qualifying underwriters additional compensation in connection with the offering. See “Underwriting”.]

(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)
The Fund anticipates initially incurring leverage in the form of VRTP shares and borrowings, such as through bank loans or commercial paper and/or other credit facilities.  The fee table assumes in the calculation of the investment advisory fee that the Fund incurs the initial anticipated leverage of __% of total managed assets.  Stated as a percentage of net assets attributable to Common Shares assuming no leverage, the Fund’s expenses would be as follows:

Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Annual Expenses
Management Fee	[_]	%
Other Expenses	[_]	%

Total Annual Expenses	[_]	%

(5)
The investment advisory fee is [_]% of the Fund’s average daily total managed assets.  "Total managed assets" of the Fund shall mean total assets of the Fund (including assets acquired with financial leverage), less accrued liabilities other than liabilities attributable to investment leverage including (i) borrowing through a credit facility or the issuance of debt, (ii) mortgage backed securities forward purchases, (iii) securities lending collateral that has been reinvested in accordance with the Fund's investment objectives and policies, (iv) the issuance of preferred stock or similar preference securities and/or (v) any other means, all as determined in accordance with generally accepted accounting principles.

(6)
Assumes the use of leverage in the form of (a) borrowings representing [_]% of the Fund’s total managed assets (including the amounts of leverage obtained through the use of such borrowing) at an annual interest rate to the Fund of [_]%, which is based on current market conditions; and (b) VRTP Shares representing [_]% of the Fund’s total managed assets with a dividend rate of [_]%. See “Leverage—Effects of Leverage.” The actual amount of interest and dividend expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of borrowings and VRTP Shares, variations in market interest rates, dividends on preferred shares and, to the extent described in the prospectus, credit default swaps, other swap agreements and futures contracts. Interest expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

(7)
The Other Expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 7,500,000 Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See “Management of the Fund” and “Dividend reinvestment plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of [_]% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV (1)(2):

1 Year	3 Years	5 Years	10 Years
$[_]	$[_]	$[_]	$[_]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
__________________

(1)
The example assumes that the estimated “Other expenses” set forth in the annual expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)	Based on the assumptions noted above in footnote 1, you would pay the following expenses on a $1,000 investment in Common Shares.

1 Year	3 Years	5 Years	10 Years
$[_]	$[_]	$[_]	$[_]

The Fund

Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Massachusetts business trust on April 5, 2013, pursuant to a Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts. The Fund’s principal office is located at Two International Place, Boston, MA 02110, and its telephone number is 1-800-225-6265.

Use of proceeds

Subject to the remainder of this section, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with its investment objectives and policies within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Fund will pursue its objectives primarily by investing its assets in senior, secured floating-rate loans (“Senior Loans”).  Floating-rate loans are loans in which the interest rate paid fluctuates based on a reference rate.  Investment in such floating-rate instruments is expected to minimize changes in the underlying principal value of the Senior Loans, and therefore the Fund’s net asset value, resulting from changes in market interest rates. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. Senior Loans pay interest at rates which are reset periodically by reference to a base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium.

PRIMARY INVESTMENT POLICIES

General composition of the Fund

Under normal market conditions, the Fund will invest at least 80% of its total assets in Senior Loans of domestic and foreign Borrowers that are denominated in U.S. dollars and foreign currencies.  The Fund may invest up to 20% of its total assets in (i) loan interests and participations which have (a) a second lien on collateral, (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) investment- and non-investment-grade corporate debt obligations and convertible bonds; (iii) U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; (iv) mortgage-related and other asset-backed securities; (v) municipal securities; (vi) other indexed-, fixed-, variable- and floating-rate income-producing obligations of U.S. and foreign issuers, including emerging market issuers; (vii) dividend-paying common and preferred stocks of domestic and foreign issuers (except common stock received in a bankruptcy proceeding or from a convertible security need not be dividend-paying); and (viii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt obligations, including Senior Loans, rated CCC or lower by Standard & Poor’s Financial Services LLC (“S&P”) and Fitch Ratings (“Fitch”) or unrated by S&P and Fitch. For purposes of rating restrictions, if investments are rated differently by rating agencies, the higher rating is used.

Below-investment-grade quality debt obligations (“Non-Investment-Grade Bonds”), commonly referred to as “junk bonds” are bonds that are rated below investment-grade by each of the national rating agencies who cover the security, or, if unrated, are determined to be of comparable quality by the Adviser. S&P and Fitch consider securities rated below BBB- to be below investment-grade and Moody’s Investors Service, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment-grade. S&P and Fitch consider securities rated below BBB- to be below investment-grade and Moody’s considers securities rated below Baa3 to be below investment-grade. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality, the withdrawal of a rating, or in the event of a default. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.  Securities rated in the lowest investment-grade rating (BBB- or Baa3) may have certain speculative characteristics. Below investment-grade quality investments are considered to be predominantly speculative because of the credit risk of the issuers. See “Investment objectives, policies and risks—Risk considerations—Non-investment-grade securities risk.”  If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest up to 100% of its assets in cash or cash equivalents, which would not be consistent with the Fund’s investment objectives. While temporarily invested, the Fund may not achieve its investment objectives.

The Fund’s policy of investing, under normal market conditions, at least 80% of its total assets in Senior Loans is not considered to be fundamental by the Fund and can be changed without a vote of the Fund’s shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days prior written notice to the Fund’s shareholders.

The Adviser’s staff monitors the credit quality and the price of Senior Loans and other investments held by the Fund, as well as other investments that are available to the Fund. The Fund may invest in Senior Loans and other investments of any credit quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

The Fund may purchase shares of other investment companies with a similar investment objective and policies as permitted under the 1940 Act. Such investments are limited to 10% of total assets overall, with no more than 5% invested in any one issuer. The value of shares of other closed-end investment companies is affected by risks similar to those of the Fund, such as demand for those securities regardless of the demand for the underlying portfolio assets. Investment companies bear fees and expenses that the Fund will bear indirectly, so investors in the Fund will be subject to duplication of fees. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced Senior Loan or Loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note or derivative.  The Fund will limit its total economic leverage from the use of derivatives for investment purposes, VRTP Shares and borrowings to 50% of its total assets.  Common Shares of other investment companies and structured notes or derivatives as discussed above that invest in Senior Loans or baskets of Senior Loans will be treated as Senior Loans for purposes of the Fund’s policy of normally investing at least 80% of its assets in Senior Loans, and may be subject to the Fund’s leverage limitations.

Senior Loans

Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s asset. Senior Loans are typically secured by specific collateral. As also discussed above, the proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes.

Senior Loans in which the Fund will invest generally pay interest at rates, which are reset periodically by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As floating-rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current market interest rate. The Senior Loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and ten years. In the experience of the Adviser over the last decade, however, the average life of Senior Loans has been two to four years because of prepayments.

The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any Rating Agency.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan and incur costs to enforce its rights. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Many Senior Loans in which the Fund will invest may not be rated by a Rating Agency, or registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment-grade by a Rating Agency. Many of the Senior Loans held by the Fund will have been assigned ratings below investment-grade by Rating Agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment-grade quality. Because of the protective features of Senior Loans, the Adviser believes, based on its experience, that Senior Loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for some loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower.

When interest rates decline, the value of a fund invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed-rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating-rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects the Fund’s policy of investing a significant portion of its assets in Senior Loans will make the Fund less volatile and less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed-rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Senior Loans and other investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Adviser uses an independent pricing service to value most loans and other debt investments at their market value. The Adviser may use the fair value method to value loans or other investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign investments trade on days when the Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

ADDITIONAL INVESTMENT PRACTICES

Second lien loans

Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more Senior Loans of the related Borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan and typically have similar protections and rights as Senior Loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related Borrower other than Senior Loans of such Borrower. Second lien loans, like Senior Loans, typically have adjustable floating-rate interest payments. Because second lien loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to similar risks associated with investment in Senior Loans and Non-Investment-Grade Bonds. However, because second lien loans are second in right of payment to one or more Senior Loans of the related Borrower, they therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. Second lien loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other secured loans

Secured loans other than Senior Loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more Senior Loans and second lien loans of the Borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan, and typically have more subordinated protections and rights than Senior Loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the Borrower issued in the future. Such secured loans may have fixed or adjustable floating-rate interest payments. Because such secured loans may rank lower as to right of payment than Senior Loans and second lien loans of the Borrower, they may present a greater degree of investment risk than Senior Loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and second lien loans discussed above. As in the case of Senior Loans and second lien loans, the Fund may purchase interests in other secured Loans through assignments or participations.

Other secured loans are subject to the same risks associated with investment in Senior Loans, second lien loans and Non-Investment-Grade Bonds. However, because such loans may rank lower in right of payment to Senior Loans and second lien loans of the Borrower, they therefore may be subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the Borrower. Such secured loans are also expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured loans

Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including Senior Loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating-rate interest payments. Because unsecured loans are subordinate to the secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, second lien loans and other secured loans discussed above. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in Senior Loans, second lien loans, other secured loans and Non-Investment-Grade Bonds. However, because unsecured rank lower in right of payment to any secured obligations of the Borrower, they therefore may be subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the Borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loans originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Corporate bonds and other debt securities

The Fund may invest in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. The Fund may invest in bonds and other debt securities of any quality. As discussed below, Non-Investment-Grade Bonds, commonly known as “junk bonds,” are considered to be predominantly speculative in nature because of the credit risk of the issuers.

Non-Investment-Grade Bonds

As indicated above, Non-Investment-Grade Bonds are those rated lower than investment-grade (i.e., bonds rated lower than Baa3 by Moody’s and lower than BBB- by S&P and Fitch) or are unrated and of comparable quality as determined by the Adviser. Non-Investment-Grade Bonds rated BB and Ba have speculative characteristics, while lower rated Non-Investment-Grade Bonds are predominantly speculative.

The Fund may hold investments that are unrated or in the lowest rating categories (rated C by Moody’s or D by S&P or Fitch). Bonds rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P or Fitch are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted investments, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund’s operating expenses and adversely affect net asset value.

The credit quality of most investments held by the Fund reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of investments held by the Fund more volatile and could limit the Fund’s ability to sell its investments at favorable prices. In the absence of a liquid trading market for investments held by it, the Fund may have difficulties determining the fair market value of such investments.

Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund’s objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if the Fund invested primarily in investments in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated investments through active Fund management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified fund of such investments would substantially lessen the risk of defaults brought about by an economic downturn or recession. In recent years, issuances of Non-Investment-Grade Bonds by companies in various sectors have increased. Accordingly, the Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

The Fund’s high yield investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features.

Mortgage-related and other asset-backed securities

MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS”. MBS that are not seasoned MBS are referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature. Mortgage dollar rolls involve the Fund selling MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS.

Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to credit, interest rate, prepayment and extension risk. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

Credit-related risk on residential mortgage-backed securities (“RMBS”) arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities, automobile receivables or credit card receivables.  Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.   Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value.

Foreign and emerging markets investments

The Fund may invest without limit in instruments of corporate and other foreign (non-U.S.) issuers, and in instruments traded principally outside of the United States. The Fund may invest in sovereign and other debt obligations issued by foreign governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.  The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring.  The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

The Fund may invest without limit in securities of issuers economically tied to “emerging market” countries. A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.  Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index.  The Fund intends to invest primarily in securities of companies located in countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index.  Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts.

Foreign currencies and related transactions

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and the income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot ( i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions.  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Municipal obligations

Municipal obligations include bonds, notes and commercial paper issued for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer’s counsel (or on the basis of other reliable authority), exempt from federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from trusts that are subject to annual appropriations by a state’s legislature.

Municipal obligations are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal obligations also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal obligations may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal obligations also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal obligations in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero-coupon, capital appreciation bonds, tender option bonds, and inverse floating-rate securities. Such municipal obligations also may be acquired through investments in pooled vehicles, partnerships, or other investment companies.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

The Fund’s may invest in municipal obligations may be collateralized by the proceeds from class action or other litigation against the tobacco industry. Such municipal obligations are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. See “State Specific Investments” in the Statement of Additional Information for additional information about tobacco settlement bonds and the MSA.

Municipal leases and Certificates of Participation.  The Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities.  Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment thereof. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal obligations, plus accrued interest.

Municipal notes.  Municipal obligations in the form of notes, generally are used by municipal issuers to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that are intended to be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine individual characteristics of tax anticipation notes and revenue anticipation notes. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.  The principal of, and interest on, pre-refunded municipal obligations are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow trust consisting of U.S. government securities. The assets in the escrow trust are derived from the proceeds of refunded bonds issued by the same issuer as the pre-refunded municipal obligations. Issuers of municipal obligations use this advance refunded technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunded enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal obligations remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.  Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is comprised of AMT Bonds. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunded bonds issued during that period to refunded bonds originally issued after December 31, 2003 and before January 1, 2009. See “Federal Income Tax Matters.” The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Build America Bonds.  Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Common stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

In addition to investing directly in common stock and other equity securities, the Fund may hold equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower.  The Fund may also acquire additional equity securities of such Borrower or its affiliates if, in the judgment of the Adviser, such an investment may enhance the value of a Loan held or would otherwise be consistent with the Fund’s investment policies.

Preferred securities

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights.  Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.

Convertible securities and synthetic convertible securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

U.S. Government securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Bank capital securities and bank obligations

The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Fund may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Zero-coupon bonds, step-ups and payment-in-kind securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation-indexed bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Event-linked instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Commercial paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

When-issued securities and forward commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

Illiquid investments

The Fund may invest up to 20% of its total assets in Senior Loans and other investments for which there is no readily available trading market or are otherwise illiquid. Illiquid investments include securities and other instruments legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and investments eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such investments.

It may be difficult to sell such investments at a price representing the fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Derivatives

As described more specifically below, the Fund may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates or for purposes of leveraging the Fund. The Fund’s transactions in derivative instruments may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Fund’s transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Fund’s initial investment in these instruments. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that Eaton Vance’s use of derivative instruments will be advantageous to the Fund.

Credit-linked notes

The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In this type of investment, the Fund is subject to credit risks, including, but not limited to, default risks, associated with the issuer of the CLN’s reference obligation. Material events or circumstances impacting the issuer of the CLN’s reference obligation will affect the payments between the derivative instrument’s parties because such events or circumstances will impact the performance of the reference obligation. The reference obligation may be loan obligations such as Senior Loans and other debt obligations. In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Swaps

Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Interest rate swaps.  The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment-grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total return swaps.  As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating-rate of interest or the total return from other underlying asset(s).

Credit default swaps.  The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Futures and options on futures

The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance’s use of futures will be advantageous to the Fund. Rating Agency guidelines on any preferred shares issued by the Fund, including VRTP Shares (defined below), may limit use of these transactions.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating-rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt obligations.

Structured Notes and Related Instruments

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt obligations, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt obligations.

Credit-Linked Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Other Investment Companies

Subject to applicable limitations, the Fund may invest in pooled investment vehicles, including open - and closed-end investment companies, and exchange-traded funds. The market for common shares of closed-end investment companies and exchange-traded funds, which are generally traded on an exchange, is affected by the demand for those securities, regardless of the value of the Fund’s underlying portfolio assets.  The Fund will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests, except that management fees of affiliated funds may be waived.  To the extent they exceed 0.01%, the costs associated with such investments will be reflected in Acquired Fund Fees and Expenses in the Annual Fund Operating Expenses in Fund Summary.

Borrowings

The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets).  The Fund may also borrow money for temporary administrative purposes.

The Fund expects to enter into an Agreement with conduit lenders and a bank through which the borrowings initially obtained will represent approximately __% of the Fund’s total managed assets. The Fund expects that borrowings under the Agreement will be secured by the assets of the Fund.  Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund expects to pay a monthly program fee and a monthly liquidity fee on the borrowing limit. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.

Repurchase agreements

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.  Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.

Reverse repurchase agreements

While the Fund has no current intention to enter into reverse repurchase agreements, the Fund reserves the right to enter into reverse repurchase agreements in the future, at levels that may vary over time. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Portfolio turnover

The Fund may sell (and later purchase) investments in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) investments in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of investments having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the investments held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

USE OF LEVERAGE AND RELATED RISKS

The Fund currently intends to use financial leverage through the issuance of VRTP Shares and through borrowings, including through a multi-asset conduit commercial paper program or a credit program.  The Fund anticipates that the leverage initially obtained will represent approximately __% of the Fund’s total managed assets (including the amounts of leverage obtained through the use of such instruments). The Fund currently intends to issue VRTP Shares shortly after completion of this offering, subject to market conditions and to the Fund’s receipt of an anticipated __ credit rating from Fitch and an ___ credit rating from Moody’s on such VRTP shares.  The VRTP Shares have seniority over the Common Shares.  In addition, the Fund expects to enter into an Agreement with conduit lenders and a bank through which the borrowings initially obtained will represent approximately __% of the Fund’s total managed assets. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.  Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund expects to pay a monthly program fee and a monthly liquidity fee on the borrowing limit.

The costs of the financial leverage program (from any issuance of preferred shares and any borrowings) are borne by Common Shareholders and consequently result in a reduction of the net asset value (“NAV”) of Common Shares.  During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets. “Total managed assets” of the Fund shall mean total assets of the Fund (including assets acquired with financial leverage), less accrued liabilities other than liabilities attributable to investment leverage including (i) borrowing through a credit facility or the issuance of debt, (ii) mortgage backed securities forward purchases, (iii) securities lending collateral that has been reinvested in accordance with the Fund's investment objectives and policies, (iv) the issuance of preferred stock or similar preference securities and/or (v) any other means, all as determined in accordance with generally accepted accounting principles.  In this regard, holders of debt or preferred securities do not bear the investment advisory fee.  Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares.  There is a risk that fluctuations in the distribution rates on any outstanding preferred shares may adversely affect the return to the holders of the Common Shares.  If the income from the investments purchased with such Funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and, therefore, the amount available for distribution to Common Shareholders will be reduced.  The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders.  If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged.  During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets.  As discussed under “Description of capital structure,” the Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased.  The issuance of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on Common Shares or to engage in other activities.  The issuance of a class of preferred shares having priority over the Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique that will increase the Fund’s exposure to capital risk.  Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Common Shares compared with what it would have been without leverage.

The Fund will be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies that issued ratings for preferred shares issued by the Fund.  These guidelines impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  These covenants or guidelines are not expected to impede Eaton Vance in managing the Fund’s portfolio in accordance with its investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares plus the amount of any senior security representing indebtedness (i.e., such liquidation value and amount of indebtedness may not exceed 50% of the Fund’s total assets).  The Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%.  Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund’s trustees.  The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining trustees of the Fund.  In the event the Fund fails to pay distributions on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the trustees until the preferred distributions in arrears are paid.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets).  If the Fund borrows money or enters into a commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain).  The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.  If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution.  This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Successful use of a leveraging strategy may depend on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage in the amount of [_]% of the Fund’s total managed assets and an annual dividend rate on preferred shares of 0.[_]% and an annual interest rate of [_]% on borrowings payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments is [_]%.  The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Common Shares of leverage in the amount of approximately [_]% of the Fund’s total managed assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%.  As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Share return assuming [_]% leverage	%	%	%	%	%

RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

No prior history

The Fund is a closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market discount risk

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities.  The trading price of the Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Interest rate risk

Generally, the prices of fixed-rate instruments held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Fund can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments.  Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Fund’s net asset value.  A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage.

Income risk

The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund’s investment in Senior Loans, which pay floating-rates of interest.

Credit risk

Loans and other debt-obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel and incur additional costs.

Liquidity risk

The Fund may invest up to 20% of its total assets in loans and other investments for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to dispose readily of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Fund will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s net asset value. The Fund has no limitation on the amount of its assets which may be in investments that are not readily marketable or are subject to restrictions on resale.

Prepayment and reinvestment risk

During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled. For debt instruments, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding investments. This is known as call or prepayment risk.

Non-Investment-Grade Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a Non-Investment-Grade Bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.  Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

Issuer risk

The value of loans and other income-producing investments held by the Fund may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Senior Loans risk

The risks associated with Senior Loans are similar to the risks of Non-Investment-Grade Bonds (discussed below), although, Senior Loans are typically senior and secured in contrast to Non-Investment-Grade Bonds, which are often subordinated and unsecured. Senior Loans' higher standing in the loan structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring.  In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than Non-Investment-Grade Bonds, which are typically fixed-rate. The Fund's investments in Senior Loans are typically below investment-grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Any such actions by a court could negatively affect the Fund’s performance.  The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed investments. In evaluating the creditworthiness of Borrowers, the investment adviser will consider and may rely on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment-grade by a rating agency.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt investments are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

Loan participations risk

The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Second lien loans risk

Second lien loans are subject to the same risks associated with investment in Senior Loans and Non-Investment-Grade Bonds. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other secured loans risks

Secured loans other than Senior Loans and second lien loans are subject to the same risks associated with investment in Senior Loans, second lien loans and Non-Investment-Grade Bonds. However, such loans may rank lower in right of payment than any outstanding Senior Loans and second lien loans of the Borrower and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the Borrower. Lower ranking secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

Unsecured loans risk

Unsecured loans are subject to the same risks associated with investment in Senior Loans, second lien loans, other secured loans and Non-Investment-Grade Bonds. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the Borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the Borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Non-Investment-Grade Bond risk

The Fund’s investments in Non-Investment-Grade Bonds, commonly referred to as “junk bonds,” are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment-Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated investments. Issuers of Non-Investment-Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated investments. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Distressed obligations risk

Distressed obligations are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed obligations and may incur costs to protect its investment. In addition, distressed obligations involve the substantial risk that principal will not be repaid. These investments may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such investments and the spread between their bid and asked prices may be greater than expected. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or investments with a value less than its original investment. Distressed obligations and any investments received in an exchange for such investments may be subject to restrictions on resale.

Private debt investments risk

The Fund may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment-grade quality, frequently are unrated and present many of the same risks as investing in non-investment-grade Senior Loans and Non-Investment-Grade Bonds. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt obligations because there is less reliable objective data available. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Mortgage-related and other asset-backed securities risk

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. Mortgage-backed securities (“MBS”) represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS (often referred to as extension risk), which increases the risk of depreciation due to future increases in market interest rates.

Mortgage market/subprime risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses.

Foreign investment risk

Investing in issues of companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and investments in some foreign companies are less liquid and more volatile than investments in comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect prices of Fund investments held, impair the Fund’s ability to purchase or sell foreign instruments, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations.  In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country.

Other potential foreign market risks include exchange controls, difficulties in valuing investments, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

 Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for investments before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign investments and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold investments in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on investments traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts “GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign investments in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Fund’s prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Emerging markets risks

The risks described under “Foreign Investments Risks” herein generally are heightened in connection with investments in emerging markets.  Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market investments may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of investments.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by investments transactions by brokers in anticipation of transactions in particular investments.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Foreign currency risk

The Fund's Common Shares are priced in U.S. dollars and the Fund's distributions are paid in U.S. dollars. To the extent the Fund's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Real estate risk

To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund will bear REIT expenses in addition to its own expenses.

U.S. Government securities risk

The Fund may invest in debt obligations issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Equity securities risk

The Fund may invest in the equity securities of domestic and foreign issuers, including the common stock and preferred stock of such issuers.  Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Capitalization risk

The general risks associated with debt instruments or equity securities are particularly pronounced for investments in companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Investments in smaller companies may trade less frequently and in lesser volume than more widely held instruments and their values may fluctuate more sharply than other instruments. They may also have limited liquidity. These instruments may therefore be more vulnerable to adverse developments than instruments of larger companies, and the Fund may have difficulty purchasing or selling positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their instruments as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Other investment companies risk

The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including other closed-end funds. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain Fund investments may not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Fund’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Eaton Vance.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such investments, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.  Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Fund’s investments in municipal obligations.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

Derivatives risk

The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in prices of Senior Loans and other investments or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. The loss on derivative instruments (other than purchased options) may substantially exceed amounts invested in these instruments. Derivative transactions in which the Fund may engage (such as futures contracts and options thereon, and swaps) may subject the Fund to increased risk of principal loss due to unexpected movements in investment prices and interest rates, and imperfect correlations between the Fund's investment holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund's performance. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance.

The use of derivatives to enhance income is considered to be speculative in nature.  The use of derivatives may result in greater losses than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can

realize on an investment or may cause the Fund to hold a security it might otherwise sell.   Segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment or operational purposes. Certain derivative transactions may have economic characteristics similar to leverage. See “Leverage Risk”.

Counterparty risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships including bankruptcy and material loss of credit standing as a result of exposure to sub-prime mortgages and other investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience future financial hardship.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances.

Inflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to Common Shareholders. This risk is mitigated to some degree by the Fund's investments in Senior Loans.

Inflation-indexed security risk

Inflation-indexed bonds are fixed-income obligations the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these obligations are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these instruments may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Leverage risk

As discussed above, the Fund expects to use financial leverage through the issuance of VRTP Shares and through borrowings, including through a multi-asset conduit commercial paper program or credit program.  The Fund anticipates that the leverage initially obtained will represent approximately __% of the Fund’s total managed assets (including the amounts of leverage obtained through the use of such instruments). The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate __% initial level noted above)

based on Eaton Vance’s assessment of market conditions and other factors.  The Fund currently intends to issue VRTP Shares shortly after completion of this offering, subject to market conditions and to the Fund’s receipt of an anticipated __ credit rating from Fitch and an ___ credit rating from Moody’s on such VRTP shares. In addition, the Fund expects to enter into an Agreement with conduit lenders and a bank through which the borrowings initially obtained will represent approximately __% of the Fund’s total managed assets. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.

The Adviser anticipates that the use of leverage (from the issuance of VRTP Shares and any borrowings) may result in higher income to Common Shareholders over time.  Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in dividend rates on VRTP Shares and costs of borrowings may affect the return to Common Shareholders.  To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used.  Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used.  In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate.  While the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution.  There can be no assurance that a leveraging strategy will be successful.

In addition, under current federal income tax law, the Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of VRTP Shares.  The terms of the Fund’s VRTP shares require the Fund to pay to any holders of such preferred shares additional dividends intended to compensate such holders for taxes payable on any capital gains or other taxable income allocated to such or preferred shares.  Any such additional dividends will reduce the amount available for distribution to Common Shareholders.  As discussed under “Management of the Fund,” the fee paid to Eaton Vance is calculated on the basis of the Fund’s total managed assets, including proceeds from the issuance of preferred shares and borrowings, so the fees will be higher when leverage is utilized.  In this regard, holders of VRTP Shares do not bear the investment advisory fee.  Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

The VRTP Shares will be rated by Fitch and Moody’s. The Fund will be subject to investment restrictions of the Rating Agencies as a result.  Any bank lender in connection with a credit facility or commercial paper program may also impose specific restrictions as a condition to borrowing. Such restrictions imposed by a Rating Agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  These covenants or guidelines are not expected to impede Eaton Vance in managing the Fund’s portfolio in accordance with its investment objectives and policies.  See “Description of capital structure—Preferred shares.”

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. The Fund will limit its total economic leverage from the use of derivatives for investment purposes, VRTP Shares and borrowings to 50% of its total assets.   See “Investment objectives, policies and risks—Additional investment practices” and “Investment objectives, policies, and risks—Additional risk considerations.”

Management risk

The Fund is subject to management risk because it is actively managed. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies that achieve the Fund’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Risk of regulatory changes

Congress is currently actively considering significant changes to federal tax law, including changes to the tax-exempt status of such municipal bond interest.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund.  For example, some legislative and regulatory proposals, such as those in the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity.  Other provisions require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether.  While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

 Regulatory risk – Commodity Pool Operator

The Adviser intends to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as Amended (the “CEA”) pursuant to Regulation 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (“CFTC”) with respect to the Fund. While the Adviser is registered with the CFTC as a “commodity pool operator”, by claiming the exclusion the Adviser may not be subject to regulation as a “commodity pool operator” under the CEA with respect to its service as investment adviser to the Fund. The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The on-going compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser could be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion.

Market disruption

Global instability, war, geopolitical tensions and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide.  The Fund cannot predict the effects of significant future events on the global economy and securities markets.  A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares. In particular, Non-Investment-Grade Bonds and Senior Loans tend to be more volatile than higher rated fixed income investments so that these events and any actions resulting from them may have a greater impact on the prices and volatility on Non-Investment-Grade Bonds and Senior Loans than on higher rated fixed income investments.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Anti-takeover provisions

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Certain provisions of the Declaration of Trust—Anti-takeover provisions in the Declaration of Trust."

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund’s Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of December 31, 2012, Eaton Vance and its affiliates managed approximately $238.4 billion of assets, including approximately $[26] billion in floating-rate loan assets. Eaton Vance is a wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company which, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which investments should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [_]% of the average total managed assets of the Fund.  “Total managed assets” of the Fund shall mean total assets of the Fund (including assets acquired with financial leverage), less accrued liabilities other than liabilities attributable to investment leverage including (i) borrowing through a credit facility or the issuance of debt, (ii) mortgage backed securities forward purchases, (iii) securities lending collateral that has been reinvested in accordance with the Fund's investment objectives and policies, (iv) the issuance of preferred stock or similar preference securities and/or (v) any other means, all as determined in accordance with generally accepted accounting principles. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets.

[Scott H. Page], [Craig P. Russ], and [Kathleen C. Gaffney] are the portfolio managers of the Fund.  Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Russ has been an Eaton Vance portfolio manager since 2001 and is a Vice President of Eaton Vance.  Ms. Gaffney has been an Eaton Vance portfolio manager since 2012 and is a Vice President of Eaton Vance and BMR.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Fund’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the Statement of Additional Information.

The Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permit Adviser personnel to invest in securities (including securities that may be purchased or held by the

Fund) for their own accounts, subject to the provisions of the Codes of Ethics and certain employees are also subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund (“Administration Agreement”), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business.

Distributions

The Fund intends to make monthly distributions of net investment income. The Fund intends to distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately 45 days and are expected to be paid approximately 60 days after the completion of this offering. Distributions to preferred shareholders will be recorded daily and are payable at the end of each dividend period.
See “Description of capital structure.”

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend reinvestment plan."

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares in certain circumstances. See "Description of capital structure."

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund.  The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items,

U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to shareholders who are individuals and will be eligible for the dividends received deduction in the case of shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. The Fund will distribute annually any net short-term capital gain (which is taxable as ordinary income) and any net capital gain. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Dividends paid to shareholders out of the Fund's current and accumulated earnings and profits, except in the case of capital gain dividends and certain dividends received by individuals, will be taxable as ordinary income. Dividends with respect to the shares generally will not constitute "qualified dividends" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Fund consists of securities issued by foreign issuers, the Fund may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.

The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (10% for individuals in the 10% and 15% tax brackets, and 20% for individuals in the 39.6%). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which Common Shareholders may elect to have distributions automatically reinvested in Common Shares of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (“AST” or “Plan Agent”) as dividend paying agent. On the distribution payment date, if the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions, then new Common Shares will be issued. The number of Common Shares shall be determined by the greater of the net asset value per Common Share or 95% of the market price. Otherwise, Common Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

 Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Common Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

 Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 5, 2013 and filed with the Secretary of The Commonwealth on

April 5, 2013 (the "Declaration of Trust"). The Declaration of Trust provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. The trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund and permits inclusion of a clause to that effect in every agreement entered into by the Fund and in coordination with the Fund's By-Laws indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust and By-Laws described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total managed assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a Rating Agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment objectives, policies and risks," "Distributions” and “Federal income tax matters." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of shareholders for the Fund to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders The Fund currently intends to issue VRTP Shares shortly after the completion of this offering, subject to market conditions and to the Fund’s receipt of an anticipated __ credit rating from Fitch and an ___ credit rating from Moody’s on such VRTP shares.  The VRTP Shares have seniority over the Common Shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares.  The liquidation value of the preferred shares is expected to equal to their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared.  The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, is determined by the Board (subject to applicable law and the Fund’s Declaration of Trust).  The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals.  At times, the distribution rate on the Fund’s preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal to the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund’s trustees.  The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining trustees of the Fund.  Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s trustees until all distributions in arrears have been paid or declared and set apart for payment.  In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred shares is in arrears.  The differing rights of the holders of preferred and Common Shares with respect to the election of trustees do not affect the obligation of all trustees to take actions they believe to be consistent with the best interests of the Fund.  All such actions must be consistent with (i) the obligations of the Fund with respect to the holders of preferred shares (which obligations arise primarily from the contractual terms of the preferred shares, as specified in the Declaration of Trust and By-laws of the Fund) and (ii) the fiduciary duties owed to the Fund, which include the duties of loyalty and care.

The VRTP Shares will be rated by Fitch and Moody’s.  Any bank lender in connection with a credit facility or commercial paper program may also impose specific restrictions as a condition to borrowing.  Such restrictions imposed by a Rating Agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  These covenants or guidelines are not expected to impede Eaton Vance in managing the Fund’s portfolio in accordance with its investment objectives and policies.

CREDIT FACILITY

The Fund currently intends to leverage through borrowings, and expects to enter into an Agreement with conduit lenders and a bank to borrow up to approximately __% of the Fund’s total managed assets. The Fund expects that borrowings under the Agreement will be secured by the assets of the Fund.  Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund expects to pay a monthly program fee and a monthly liquidity fee on the borrowing limit. The Fund will be required to maintain certain levels of asset coverage during the term of the Agreement.

In addition, the credit facility/program is expected to contain covenants that, among other things, limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund will be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The credit facility/program will contain customary covenant, negative covenant and default provisions. In addition, any such credit facility/program entered into in the future may be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Certain provisions of the Declaration of Trust

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and preferred shares. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office only for cause by a written instrument signed by the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the

Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and preferred shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund’s then outstanding Common Shares and preferred shares, each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares, voting separately as a class if such conversion is recommended by at least 75% of the trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Common Shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all Common Shareholders. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding preferred shares, VRTP Shares, and could require the repayment of borrowings. The Board believes that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

Underwriting

The underwriters named below (the “Underwriters”), acting through [  ] and [   ], [  ] as lead managers and [   ] and [  ], as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite the their respective names. The Underwriters are committed and purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
[ ]

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional     Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $     per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $      per Common Share to certain other dealers who sell Common Shares. The Adviser or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales loads) exceed $0.04 per Common Share. The Adviser or an affiliate has agreed to reimburse all organizational costs of the Fund.  Investors must pay for any Common Shares purchased on or before       , 2013.

 Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund intends to apply for listing of its Common Shares on the NYSE under the trading or “ticker” symbol “[  ].”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund’s Plan, and issuances in connection with any preferred shares, each as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

Additional compensation

Eaton Vance (not the Fund) has agreed to pay to each of [___],[___],[___] and  [___] from its own assets a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $ [___], $ [___], $ [___] and $ [___], respectively. The structuring fee paid to each of [___],[___],[___] and  [___] will not exceed  [___]%,[___]%,[___]% and [___]%  respectively, of the total public offering price of the Common Shares sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees, all forms of additional payments to the underwriters, if any and the reimbursement by the Fund of certain expenses of the Underwriters, will not exceed  [___]% of the total public offering price of the Common Shares offered hereby.]

Custodian and transfer agent

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, Boston, MA 02116, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038 is the transfer agent and dividend disbursing agent of the Fund.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by [         ].

Reports to Shareholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

[________], [________] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-262-1122.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of contents for the
Statement of Additional Information

Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Portfolio Trading
Federal Income Tax Matters
Other Information
Independent Registered Public Accounting Firm
Report of the Registered Public Accounting Firm
Financial statements
APPENDIX A: Ratings
APPENDIX B: Proxy Voting Policy and Procedures

The Fund’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy.  Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).  In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us.  If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer.  This notice supersedes all previously issued privacy disclosures.
For more information about Eaton Vance’s Privacy Policy, please call 1-800-225-6265.

 Shares

Eaton Vance Floating-Rate Income Plus Fund

Common Shares

Prospectus [____], 2013

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion April 5, 2013

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Two International Place
Boston, Massachusetts 02110
(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) dated [•], 2013, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-800-225-6265.

This Statement of Additional Information is dated [•], 2013

TABLE OF CONTENTS

Additional Investment Information and Restrictions

Trustees and Officers

Investment Advisory and Other Services

Portfolio Trading

Federal Income Tax Matters

Other Information

Independent Registered Public Accounting Firm

Report of the Independent Public Accounting Firm

Financial Statements

Appendix A	A-1

Appendix B	B-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objectives.

Senior Loans

Structure of Senior Loans. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating-rate loans to corporations (“Borrowers”) and secondarily institutionally traded senior floating-rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the loan agreement (the “Loan Agreement”) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB- or A-3 or higher by Standard & Poor’s Financial Services LLC (“S&P”) or Baa3 or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency) or determined by the Adviser to be of comparable quality. Securities rated Baa3 by Moody’s have speculative characteristics. Long-term debt rated BBB- by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa3 by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

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Loan collateral.  In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Certain fees paid to the Fund.  In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower covenants. A Borrower must comply with various restrictive covenants contained in a Loan Agreement. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant that is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower’s compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of loans.  In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

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Prepayments. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from a portion of free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund’s performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

Other information regarding Senior Loans. From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements, there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount that left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Senior Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan, issued in connection with the debt restructuring or reorganization of a Borrower, if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or if such acquisition would otherwise be consistent with the Fund’s investment policies including its policy of generally only investing in U.S.-dollar denominated securities.

Debtor-in-possession financing. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

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Regulatory changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Second lien loans

The Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Second lien loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, second lien loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

The Fund may purchase second lien loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, the Fund would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

Credit quality

Many Senior Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Senior Loans are subject to similar or identical risks and other characteristics described below in relation to Non-Investment Grade Bonds.

Non-Investment Grade Bonds

Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently

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and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance’s research and analysis when investing in Non-Investment Grade Bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody’s is set forth in Appendix A to this SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Other Investments

Stressed and Distressed Securities

Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Mortgage-Related and Other Asset-Backed Securities

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped mortgage-backed securities (described herein), floating-rate mortgage-backed securities. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently three types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the

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Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators or and investors in mortgage loans, including depositary institutions mortgage banks and special purpose subsidiaries of the foregoing.

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

 FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.  See also “ Events Regarding FNMA and FHLMC” herein.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS is less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS is purchased at a premium above its par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

The value of FNMA and FHLMC securities fell sharply in 2008 due to concerns that these agencies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In connection with the conservatorship, the U.S. Treasury Department entered into Senior Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that the liabilities of FNMA and FHLMC have exceeded their assets under generally accepted accounting principles, the U.S. Treasury Department will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the MBS issued by FNMA and FHLMC. On February 18, 2009, the U.S. Treasury Department announced that it was doubling the size of its commitment to each of FNMA and FHLMC under the Senior Preferred Stock Program to $200 billion.  The U.S. Treasury Department’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per entity.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA and FHLMC’s ability to meet its obligations.  FHFA has indicated that the conservatorship of each entity will end when the director of FHFA determines that FHFA’s plan to restore the entity to a safe and solvent condition has

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been completed.  No assurance can be given that the U.S. Treasury Department initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Real Estate Securities

Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund will bear REIT expenses in addition to its own expenses.

Foreign/Non-U.S. Securities

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations.  In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country.

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries , changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-

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negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Fund’s prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Emerging Market Securities

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Sovereign Debt

The Fund may invest in sovereign debt issued by non-U.S. developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company or to eliminate Fund-level tax for U.S. federal income tax purposes.

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Foreign Currency Exchange Contracts

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.

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When a currency is difficult to hedge or to hedge against the dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; ( c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.  For additional information about Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, see “Events Regarding FNMA and FHLMC” herein.

Municipal Bonds

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating-rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refunding of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

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Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.   The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.  A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

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Industrial development bonds are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, industrial development bonds are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expenses seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of

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such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Fixed-Income Securities

Fixed-income securities are used by issuers to borrow money. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  While typically paying a fixed rate of income, preferred securities may be considered to be equity securities for purposes of the Fund’s investment restrictions.

Cash Equivalents

Cash equivalents include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities.” Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalents are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.  These securities may be subject to federal income, state income and/or other taxes.

Common Stock

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of

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directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation . Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may

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combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Preferred Stock

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights.  Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.  While a part of an issuer’s equity structure, preferred securities may be considered to be fixed-income securities for purposes of the Fund’s investment restrictions.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risks, among other risks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income

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on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Variable and Floating-Rate Debt Instruments

Variable rate instruments provide for adjustments in the interest rate at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.  The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index .

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Derivative Instruments

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”).  Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

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Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code (the “Code”) limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

Credit Derivatives. The Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments). The Fund will only enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the OTC market.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). In addition to the Fund’s transactions in options with respect to the Option Overlay Strategy, to seek to hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the U.S.

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Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed-rate or a floating-rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

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Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. [The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.]  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements that mature in more than seven days will be treated as illiquid. Unless the prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Credit-Linked Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Securities may be purchased on a “forward commitment ,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Illiquid Securities

Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset

21

value.  Where registration is required, a considerable period of time may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  It may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Other Investment Companies

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange.  The demand for the closed-end fund securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.   The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.  Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Portfolio Trading and Turnover Rate

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.

The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in call options, based on the Adviser’s intent to sell call options on at least 80% of the value of its total assets. On an overall basis, the Fund’s annual turnover rate is not expected to exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

Warrants to Purchase Securities

Warrants are an option, but not the obligation, to purchase an instrument at a fixed price valid for a specific period of time. Warrants typically are issued by the issuer of the underlying reference instrument. Warrants do not represent ownership of the instrument, but only the right to buy it. The prices of warrants do not necessarily move parallel to the prices of the underlying reference instruments. Warrants may become valueless if not sold or exercised prior to their expiration.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. These factors can make warrants

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more speculative than other types of investments. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. Eaton Vance will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)           Borrow money, except as permitted by the1940 Act;

(2)           Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)           Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)           Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)           Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6)           Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)           Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law; and

(8)           Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment.  This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

For purposes of determining industry classifications, the investment adviser considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry, unless the Adviser is aware of circumstances that make the third party’s

23

classification inappropriate. In such a case, the Adviser will assign an industry classification to the issuer. Privately issued mortgage backed securities and a foreign government each are considered an industry.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. In regards to restrictions (1) and (2) above, any borrowing by the Fund (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Fund is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Fund has adopted the following non-fundamental investment policy which may be changed by the Trustees without approval of the Fund’s shareholders. [As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short.]

The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Fund’s common shares (“Common Shareholders”). The Fund’s policy to invest at least 80% of the Fund's total assets at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing debt and equity securities is non-fundamental and may be changed by the Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

Whenever an investment policy or investment restriction set forth in the Fund’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT  TRUSTEE  INFORMATION  IN  REQUIRED  TABULAR  FORMAT AND NEW ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATION OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]

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Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Trusteeships Held During the Past 5 Years

Initial Trustees
Frederick S. Marius 1963	Trustee and Assistant Secretary	Since 2013	Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC.	1	None
Jane Rudnick 1956	Trustee	Since 2013	Vice President of Eaton Vance since November 1, 2008 and Assistant Vice President of Eaton Vance Management since November 1, 1995.	1	None
____________________________________________________________
(1)         Includes both Master and Feeder Funds in Master-Feeder Structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupations During Past Five Years

SCOTT H. PAGE 1959	President	Since 2013	Vice President of Eaton Vance and BMR. Officer of 5 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer and Principal Financial Accounting Officer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 183 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Secretary and Chief Legal Officer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 183 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 183 registered investment companies managed by Eaton Vance or BMR.

[The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged the Adviser to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser, and administrator and other service providers to the Fund. The Board is currently composed of [  ] Trustees, including [  ] Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.]

[The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. ]

[The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the

25

Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. The Board also interacts with the CCO and with senior personnel of the Adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its committees.  Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals.]

[The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed the Fund’s CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The administrator, the Adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function. ]

[The Board of the Fund have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees. ]

[Mmes. [•] Chair), [•] and [•], and Messrs. [•],[•],[•],[•] and [•] are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the

The Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons. As of the date of this SAI, the Governance Committee has met [•] times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. [*] (Chair) and [*], and Mmes. [*] and [*] are members of the Audit Committee. The Board has designated Mr. [*], a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. As of the date of this SAI, the Audit Committee has met [•] times.

Messrs. [*] (Chair), [*], [*], [*] and [*], and Ms. [*] are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory,  transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board. As of the date of this SAI, the Contract Review Committee convened [ ] times. ]

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[Messrs. [*] (Chair) and [*], and Ms. [*] are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser, relative to the Fund’s stated objective, strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of the Fund, giving special attention to the performance of the Fund that it or the Board of Trustees identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened [ ] times. ]

[Mr. [*] (Chair) and Mmes. [*] and [*] are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened [ ] times. ]

 Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned Funds Overseen by Trustee in the Eaton Vance Family of Funds
INTERESTED TRUSTEES
[ ].	None	Over $100,000
NONINTERESTED TRUSTEES
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000*
[ ].	None	Over $100,000*

*       Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

[As of December 31, 2012, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.]

[During the calendar years ended December 31, 2011 and December 31, 2012, no noninterested Trustee (or their immediate family members) had: ]

[1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD; ]

[2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or ]

[3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above. ]

[During the calendar years ended December 31, 2011 and December 31, 2012 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Trustees of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer. ]

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[Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustee Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Board member may elect to have his or her deferred fees invested in the Eaton Vance family of funds, and the amount paid to the Board member under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.]

[The fees and expenses of the Board members of the Fund are paid by the Fund. (A Board member of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) During the fiscal year ending May 31, 2014, it is anticipated that the Board members of the Fund will earn the following compensation in their capacities as Board members from the Fund. For the year ended December 31, 2012, the Board members earned the following compensation in their capacities as members of the Eaton Vance Fund Board(1). [TO BE COMPLETED BY AMENDMENT]

Source of Compensation of Noninterested Trustees	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Fund	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
Fund Complex(1)	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
__________

(1)	As of [•], 2013, the Eaton Vance fund complex consisted of [178] registered investment companies or series thereof.

Proxy Voting Policy

The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The members of the Board will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Fund’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under an investment advisory and administrative agreement (the “Investment Advisory and Administrative Agreement”) between the Adviser and the Fund. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund

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will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2013 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of the Fund or by vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to the Investment Advisory and Administrative Agreement, the Fund has agreed to pay the Adviser as compensation a fee for investment advisory services in the amount of [_]% of the Fund’s average daily total managed assets. For purposes of this calculation, “total managed assets” of the Fund shall mean total assets of the Fund (including assets acquired with financial leverage), less accrued liabilities other than liabilities attributable to investment leverage including (i) borrowing through a credit facility or the issuance of debt, (ii) mortgage backed securities forward purchases, (iii) securities lending collateral that has been reinvested in accordance with the Fund's investment objectives and policies, (iv) the issuance of preferred stock or similar preference securities and/or (v) any other means, all as determined in accordance with generally accepted accounting principles.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Directors of which are Mr. Faust, Jeffrey P. Beale, Daniel C. Cataldo, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter P. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer, and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and its affiliates who may also be officers, or officers and Directors of EVC and EV. As indicated under “Directors and Officers,” all of the officers of the Fund hold positions in the Eaton Vance organization.

Portfolio Managers

The portfolio managers of the Fund are [  ] and [  ] each manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2012, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
__________

*	In millions of dollars.
**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2011, Mr. [  ] beneficially owned between [ ] and Mr. [   ] each did not beneficially own any shares of funds in the Eaton Vance family of funds.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other

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investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics

The Adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Fund’s Board, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

Commodity Futures Trading Commission Registration

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and is not subject to CFTC regulation.  Because of its management of other strategies, Eaton Vance is registered with the CFTC as a commodity pool operator.  Eaton Vance is also registered as a commodity trading advisor.

The SEC and CFTC have not yet adopted final rules harmonizing certain disclosure, reporting and recordkeeping requirements that will apply to funds designated as commodity pools. Therefore, additional information that may be required to be disclosed under these rules, additional regulatory requirements that may be imposed and additional expenses that may be incurred by the funds cannot currently be determined. The CFTC has neither reviewed nor approved the Fund’s investment strategies or this Statement of Additional Information.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund’s business.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Fund’s investment adviser. The Fund is responsible for the expenses associated with its portfolio

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transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Fund. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets. In such cases, the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

[Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.]

[It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealers that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, an Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”]

[Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the

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securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.]

[If the Adviser executes securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the Adviser generally does not acquire Third Party Research with Fund brokerage commissions, but may do so in the future. Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information. Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund and the Fund that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.]

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund.

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder that is not subject to special rules under the Code,  and that you hold the Common Shares as a capital asset (generally, property held for investment). A U.S. Common Shareholder means an owner of Common Shares that, for federal income tax purposes is a citizen or individual resident of the United States, a corporation (including any entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate the income of which is subject to federal income taxation regardless of its source, or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the

33

Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Common Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains are currently taxable at a maximum rate of 20%. Certain individuals, estates and trusts will be subject to an additional 3.8% tax on net investment income, including net capital gains.

As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

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The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, if the Fund issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Fund during the year.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains recognized by such shareholders. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Fund consists of securities issued by foreign issuers, the Fund may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (viii) adversely alter the characterization of certain complex financial transactions. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the

35

transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains. The maximum tax rate for individuals on long-term capital gains is 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, or 0% for individuals in the 10% or 15% tax brackets. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

As with all investment companies, the Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust or Bylaws protect a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 75% of the outstanding shares entitled to vote for such Trustee have removed him from that office for cause either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Secretary of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting.  The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the

36

Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[               ], is the independent registered public accounting firm for the Fund, providing audit services and consultation with respect to the preparation of filings with the SEC.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

38

FINANCIAL STATEMENTS

Eaton Vance Floating-Rate Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of [       ], 2013

ASSETS
Cash
Offering costs
Total assets

LIABILITIES
Accrued offering costs
Total liabilities
Net assets applicable to [5,000] common shares ($0.01 par value per share) of beneficial interest issued and outstanding
Net asset value and offering price per share

39

NOTES TO FINANCIAL STATEMENTS

40

Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

EATON VANCE FUNDS
Proxy voting policy and procedures

I. OVERVIEW

The Boards of Directors (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Directors of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

 D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•           A copy of the Advisers’ proxy voting policies and procedures;

•           Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•           A record of each vote cast;

•           A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•           Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

●           Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

●           A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

●           The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

●           If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

 ●           If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

●           The client, in the case of an individual or corporate client;

●           In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

●           The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Floating-Rate Income Plus Fund

Statement of Additional Information

[               ], 2013

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
[      ]

Transfer Agent
[          ]

Independent Registered Public Accounting Firm
[          ]

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm to be filed by amendment.
Statement of Assets and Liabilities to be filed by amendment.
Notes to Financial Statement to be filed by amendment.

(2)	EXHIBITS:

(a) Agreement and Declaration of Trust dated April 5, 2013, filed herein.

(b) By-Laws dated April 5, 2013, filed herein.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Not applicable.

(g) (1) Investment Advisory and Administrative Agreement to be filed by amendment.

(h) (1) Form of Underwriting Agreement to be filed by amendment.

(2) Form of Master Selected Dealer Agreement to be filed by amendment.

(i)
The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j) (1) Master Custodian Agreement with State Street Bank & Trust Company to be filed by amendment.

(2) Amended and Restated Services Agreement with State Street Bank & Trust Company to be filed by amendment.

(k) (1) Transfer Agency and Services Agreement to be filed by amendment.

(2) Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.

(q)	Not applicable.

(r)	(1)
Code of Ethics adopted by the Eaton Vance Entities and the Eaton Vance Funds effective September 1, 2000, as revised June 1, 2012 filed as Exhibit (p) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.

(s)	(1) Power of Attorney to be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$[ ]
Financial Industry Regulatory Authority, Inc. Fees	$[ ]
NYSE Amex Fees	$[ ]
Costs of Printing and Engraving	$[ ]
Accounting Fees and Expenses	$[ ]
Legal Fees and Expenses	$[ ]
==================
Total	$[ ]

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of April 5, 2013 each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.	INDEMNIFICATION

The Registrant's By-Laws and the Form of Underwriting Agreement to be filed by amendment are expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place,

Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Floating-Rate Income Plus Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 5th day of April 2013.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/Scott H. Page
Scott H. Page
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Scott H. Page Scott H. Page	President and Chief Executive Officer	April 5, 2013
/s/James F. Kirchner James F. Kirchner	Treasurer (and Principal Financial and Accounting Officer)	April 5, 2013
/s/Frederick S. Marius Frederick S. Marius	Trustee	April 5, 2013
/s/Jane Rudnick Jane Rudnick	Trustee	April 5, 2013
_________________________

INDEX TO EXHIBITS

(a)	Agreement and Declaration of Trust dated April 5, 2013.
(b)	By-Laws dated April 5, 2013.